EXHIBIT 21

Subsidiaries of the Registrant

Name of Subsidiary                                      State of Organization
---------------------------------------                 ------------------------
3003304 Nova Scotia Company                             Canada
A-1 Service, Inc.                                       Iowa
Aaro Waste Paper Company                                Michigan
AAWI, Inc.                                              Texas
Able Sanitation, Inc.                                   Michigan
Adrian Landfill, Inc.                                   Michigan
ADS, Inc.                                               Oklahoma
ADS of Illinois, Inc.                                   Illinois
Affordable Dumpsters, Inc                               Illinois
Alabama Recycling Services, Inc.                        Alabama
Alaska Street Associates, Inc.                          Washington
Allied Acquisition Pennsylvania, Inc.                   Pennsylvania
Allied Acquisition Two, Inc.                            Massachusetts
Allied Cartage, Inc.                                    Massachusetts
Allied Enviro Engineering, Inc.                         Texas
Allied Enviroengineering, Inc.                          Delaware
Allied Gas Recovery Systems, L.L.C.                     Delaware
Allied Nova Scotia, Inc.                                Delaware
Allied Services, LLC                                    Delaware
Allied Waste Alabama, Inc.                              Delaware
Allied Waste Company, Inc.                              Delaware
Allied Waste Hauling of Georgia, Inc.                   Georgia
Allied Waste Holdings (Canada) Ltd.                     Delaware
Allied Waste Industries (Arizona), Inc.                 Arizona
Allied Waste Industries (New Mexico), Inc.              New Mexico
Allied Waste Industries (Southwest), Inc.               Arizona
Allied Waste Industries of Georgia, Inc.                Georgia
Allied Waste Industries of Illinois, Inc.               Illinois
Allied Waste Industries of New York, Inc.               New York
Allied Waste Industries of Northwest Indiana, Inc.      Indiana
Allied Waste Industries of Tennessee, Inc.              Tennessee
Allied Waste Landfill Holdings, Inc.                    Delaware
Allied Waste North America, Inc.                        Delaware
Allied Waste of California, Inc.                        California
Allied Waste of Long Island, Inc.                       New York
Allied Waste of New Jersey, Inc.                        New Jersey
Allied Waste of New Jersey, LLC                         Delaware
Allied Waste Rural Sanitation, Inc.                     Delaware
Allied Waste Services, Inc.                             Massachusetts
Allied Waste Services, Inc.                             Texas
Allied Waste Systems, Inc.                              Delaware
Allied Waste Systems, Inc.                              Ohio
Allied Waste Systems (Texas) Inc.                       Texas
Allied Waste Systems Holdings, Inc.                     Delaware
Allied Waste Transportation, Inc.                       Delaware
Americal Co.                                            Michigan
American Disposal Services, Inc.                        Delaware
American Disposal Services of Illinois, Inc.            Delaware
American Disposal Services of Kansas, Inc.              Kansas
American Disposal Services of Missouri, Inc.            Oklahoma
American Disposal Services of New Jersey, Inc.          Delaware
American Disposal Services of West Virginia, Inc.       Delaware
American Disposal Transfer Services of Illinois, Inc.   Delaware
American Materials Recycling Corp.                      New Jersey
American Transfer Company, Inc.                         New York
Anderson Regional Landfill, LLC                         Delaware
Anson County Landfill NC, LLC                           Delaware
Apache Junction Landfill Corporation                    Arizona
Area Disposal, Inc.                                     Illinois
Autoshred, Inc.                                         Missouri
AWIN I Acquisition Corporation                          Delaware
AWIN Leasing Company, Inc.                              Delaware
AWIN Management, Inc.                                   Delaware
B & L Waste Handling, Inc.                              Rhode Island
Bellville Landfill, Inc.                                Missouri
Better Disposal Services, Inc.                          Nebraska
Borrego Landfill, Inc.                                  California
Bowers Phase II, Inc.                                   Ohio
Brickyard Disposal & Recycling, Inc.                    Illinois
Bridgeton Landfill, LLC                                 Delaware
Brunswick Waste Management Facility, LLC                Delaware
Butler County Landfill, LLC                             Delaware
Camelot Landfill TX, LP                                 Delaware
CC Landfill, Inc.                                       Delaware
CCAI, Inc.                                              Washington
CDF Consolidated Corporation                            Illinois
Celina Landfill, Inc.                                   Ohio
Central Sanitary Landfill, Inc.                         Michigan
Chambers Development of North Carolina, Inc.            North Carolina
Champion Recycling, Inc.                                New York
Charter Evaporation Resource Recovery Systems           California
Cherokee Run Landfill, Inc.                             Ohio
Chicago Disposal, Inc.                                  Illinois
Citizens Disposal, Inc.                                 Michigan
City-Star Services, Inc.                                Michigan
City Garbage, Inc.                                      Texas
Clarkston Disposal, Inc.                                Michigan
Clinton Disposal Co.                                    Iowa
Community Refuse Disposal, Inc.                         Nebraska
Consolidated Processing, Inc.                           Illinois
Container Service, Inc.                                 Missouri
Containerized, Inc. of Texas                            Texas
County Disposal, Inc.                                   Delaware
County Disposal (Ohio), Inc.                            Delaware
County Landfill, Inc.                                   Delaware
County Line Landfill Partnership                        Indiana
Cousins Carting Corp.                                   New York
Crow Landfill TX, L.P.                                  Delaware
CRX, Inc.                                               Nevada
D & D Garage Services, Inc.                             Illinois
D & L Disposal, L.L.C.                                  Delaware
Delta Container Corporation                             California
Delta Paper Stock Co.                                   California
Denver Regional Landfill, Inc.                          Colorado
Dinverno, Inc.                                          Michigan
Dinverno Recycling, Inc.                                Michigan
Dopheide Sanitary Service, Inc.                         Nebraska
Draw Acquisition Company Eighteen                       Delaware
Draw Acquisition Company Twenty Two                     Delaware
Draw Acquisition Company Twenty Three                   Delaware
Draw Enterprises II, Inc.                               Illinois
Draw Enterprises Real Estate, Inc.                      Illinois
Draw Enterprises Real Estate, L.P.                      Illinois
Duncan Disposal Service, Inc.                           Michigan
Eagle Industries Leasing, Inc.                          Michigan
East Coast Waste Systems, Inc.                          Massachusetts
ECDC Environmental of Humbolt County, Inc.              Delaware
ECDC Environmental, L.C.                                Utah
ECDC Holdings, Inc.                                     Delaware
Ellis County Landfill TX, L.P.                          Delaware
Ellis Scott Landfill MO, LLC                            Delaware
Elmhurst Disposal Company                               Illinois
Enviro Carting Inc.                                     New York
Environmental Development Corporation                   Delaware
Environmental Reclamation Company                       Illinois
Enviro Recycling Corp.                                  New York
Envotech-Illinois, L.L.C.                               Delaware
Environtech, Inc.                                       Delaware
EOS Environmental, Inc.                                 Texas
Evergreen Scavenger Service, Inc.                       Delaware
Evergreen Scavenger Service, L.L.C.                     Delaware
Fred Barbara Trucking Co., Inc.                         Illinois
Fort Worth Landfill TX, LP                              Delaware
Forward, Inc.                                           California
G. Van Dyken Disposal Inc.                              Michigan
Garofalo Brothers, Inc.                                 New Jersey
Garofalo Recycling and Transfer Station Co., Inc.       New Jersey
Gary Recycling Services, Inc.                           Indiana
General Refuse Rolloff Corp.                            Delaware
Georgia Recycling Services, Inc.                        Delaware
Golden Eagle Disposals, Inc.                            New York
Golden Waste Disposal, Inc.                             Georgia
Great Lakes Disposal Services, Inc.                     Delaware
Great Midwestern Recovery Systems, Inc.                 Illinois
Great Plains Landfill OK, LLC                           Delaware
Harland's Sanitary Landfill, Inc.                       Michigan
Hawkeye Disposal Services, Inc.                         Iowa
Illiana Disposal Partnership                            Indiana
Illinois Bulk Handlers, Inc.                            Illinois
Illinois Landfill, Inc.                                 Illinois
Illinois Recycling Services, Inc.                       Illinois
Independent Trucking Company                            California
Indiana Recycling Service, Incorporated                 Indiana
Industrial Services of Illinois, Inc.                   Illinois
Ingrum Waste Disposal, Inc.                             Illinois
Jefferson City Landfill, LLC                            Delaware
Joe Di Rese & Sons, Inc.                                New Jersey
Kent-Meridian Disposal Company                          Washington
Key Waste Indiana Partnership                           Indiana
Lake Shore Distributions, Inc.                          Illinois
Lathrop Sunrise Sanitation Corporation                  California
Lee County Landfill SC, LLC                             Delaware
Lee County Landfill, Inc.                               Illinois
Lemons Landfill, LLC                                    Delaware
Liberty Waste Holdings, Inc.                            Delaware
Liberty Waste Services Limited, L.L.C.                  Delaware
Liberty Waste Services of Illinois, L.L.C.              Illinois
Liberty Waste Services of McCook, L.L.C.                Delaware
Loop Express, Inc.                                      Illinois
Loop Recycling, Inc.                                    Illinois
Loop Transfer, Incorporated                             Illinois
Louis Pinto & Son, Inc., Sanitation Contractors         New Jersey
Manumit of Florida, Inc.                                Florida
Mars Road TX, LP                                        Delaware
MCM Sanitation, Inc.                                    New York
Medical Disposal Services, Inc.                         Illinois
Mesquite Landfill TX, LP                                Delaware
Metropolitan Disposal, Inc.                             Massachusetts
Mississippi Waste Paper Company                         Mississippi
MJS Associates, Inc.                                    Washington
Monarch Disposal, Inc.                                  Illinois
NationsWaste Catawba Regional Landfill, Inc.            South Carolina
NationsWaste, Inc.                                      Delaware
Newton County Landfill Partnership                      Indiana
Nimishillen Industrial Park, Inc.                       Ohio
Northeast Landfill, LLC                                 Delaware
Northeast Sanitary Landfill, Inc.                       South Carolina
Northwest Recycling, Inc.                               Illinois
Oakland Heights Development, Inc.                       Michigan
Oklahoma City Landfill, LLC                             Oklahoma
Oklahoma Refuse, Inc.                                   Oklahoma
Organized Sanitary Collectors and Recyclers, Inc.       Nebraska
Oscar's Collection System of Fremont, Inc.              Nebraska
Otay Landfill, Inc.                                     California
Ottawa County Landfill, Inc.                            Delaware
Packerton Land Company, L.L.C.                          Delaware
Packman, Inc.                                           Kansas
Palomar Transfer Station, Inc.                          California
Paper Fibers, Inc.                                      Washington
Paper Fibres Company                                    Washington
Pinal County Landfill Corporation                       Arizona
Pinecrest Landfill OK, LLC                              Delaware
Pine Hill Farms Landfill TX, LP                         Delaware
Pittsburg County Landfill, Inc.                         Oklahoma
Pleasant Oaks Landfill TX, LP                           Delaware
Price & Sons Recycling Company                          Georgia
R. 18, Inc.                                             Illinois
Rabanco Companies                                       Washington
Rabanco Intermodal/B.C., Inc.                           Washington
Rabanco, Ltd.                                           Washington
Rabanco Recycling, Inc.                                 Washington
Rabanco Regional Landfill Company                       Washington
Ramona Landfill, Inc.                                   California
RCS, Inc.                                               Illinois
R.C. Miller Enterprises, Inc.                           Ohio
R.C. Miller Refuse Service, Inc.                        Ohio
Recycle Seattle II                                      Washington
Recycling Associates, Inc.                              New York
Regional Disposal Company                               Washington
Reliable Rubbish Disposal, Inc.                         Massachusetts
Resource Recovery, Inc.                                 Kansas
Ridgeline Trucking, Inc.                                Illinois
Roosevelt Associates                                    Washington
Ross Bros. Waste & Recycling Co.                        Ohio
Royal Holdings, Inc.                                    Michigan
Reliant Insurance Company                               Vermont
Roxana Landfill, Inc.                                   Illinois
Rural Sanitation Service, Inc. of North Carolina        North Carolina
S & L, Inc.                                             Washington
S & S Environmental, Inc.                               Michigan
S & S Recycling, Inc.                                   Georgia
San Marcos NCRRF, Inc.                                  California
Sanitary Disposal Services, Inc.                        Michigan
Sanitran, Inc.                                          New York
Saugus Disposal, Inc.                                   Massachusetts
Sauk Trail Development, Inc.                            Michigan
Selas Enterprises LTD                                   New York
Show-Me Landfill, LLC                                   Delaware
Shred-All Recycling, Inc.                               Illinois
South Chicago Disposal, Inc. of Indiana                 Indiana
Southeast Landfill, LLC                                 Delaware
Southwest Waste, Inc.                                   Missouri
Specialized Waste Systems, Inc.                         Delaware
SSWI, Inc.                                              Washington
Standard Disposal Services, Inc.                        Michigan
Standard Disposal Services of Florida, Inc.             Florida
Standard Environmental Services, Inc.                   Michigan
Standard Waste, Inc.                                    Delaware
Stark Recycling Center, Inc.                            Ohio
Stewart Trash & Recycling Services, Inc.                Missouri
Streator Area Landfill, Inc.                            Illinois
Suburban Transfer, Inc.                                 Illinois
Suburban Warehouse, Inc.                                Illinois
Sunrise Sanitation Service, Inc.                        California
Sunset Disposal, Inc.                                   Kansas
Sunset Disposal Services, Inc.                          California
Super Services Waste Management, Inc.                   Arizona
Sycamore Landfill, Inc.                                 California
Tates Transfer Systems, Inc.                            Missouri
T & G Container, Inc.                                   Indiana
Tom Luciano's Disposal Service, Inc.                    New Jersey
Top Disposal Service, Inc.                              Illinois
Total Solid Waste Recyclers, Inc.                       New Jersey
Tricil (N.Y.) Inc.                                      New York
Tri-State Recycling Services, Inc.                      Illinois
Tri-State Refuse Equipment Sales & Service, Inc.        Ohio
Turkey Creek Landfill TX, LP                            Delaware
Turnpike Leasing, Inc.                                  Massachusetts
United Waste Control Corp.                              Washington
United Waste Systems of Central Michigan, Inc.          Michigan
Upper Rock Island County Landfill, Inc.                 Illinois
U.S. Disposal II                                        Washington
USA Waste of Illinois, Inc.                             Illinois
Vining Disposal Service, Inc.                           Massachusetts
Vinnie Monte's Waste Systems, Inc.                      New York
Waste Associates, Inc.                                  Washington
Wastehaul, Inc.                                         Indiana
Waste Reclaiming Services, Inc.                         Illinois
Wayne County Landfill IL, Inc.                          Delaware
WJR Environmental, Inc.                                 Washington
Williams County Landfill, Inc.                          Ohio
World Sanitation Corporation                            New York